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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report  (Date of Earliest Event Reported):  November 13, 2006



                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment  of  Principal  Officers

     (b) On November 13, 2006, the Board of Directors accepted the resignations of Dr. Terry J. Logan and Mr. Phillip Levin, effective at the commencement of the Company's Annual Meeting of Stockholders on November 14, 2006 and reduced the number of directors of Registrant to seven.


Item  8.01  -  Other  Events

     The Company's Annual Meeting of Stockholders was adjourned at 11:30 a.m. on November 14, 2006 to reconvene at 10:00 a.m. on Tuesday, November 28, 2006 in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio. During the adjournment, stockholders of record at the close of business on September 22, 2006 may vote by proxy on the matters set forth in the Notice of Annual Meeting contained in the Company's Proxy Statement dated October 11, 2006.


The information contained in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities of the Section. The information provided under Items 5.02(b) and 8.01 in this report shall not be incorporated by reference into any filings or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 - Financial Statements and Exhibits

(c)     Exhibits
     Exhibit No.     Description
     -----------     -----------
     99.1          Release dated November 16, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          November 16, 2006          By:       /s/  James K. McHugh
                -----------------                  ----------------------
                                                   James K. McHugh
                                                   Chief Financial Officer